[TYPE] EX-99.77
[DOCUMENT-COUNT] 1


Item 77Q1
	( e )	New  investment advisory contracts dated December 15, 1995
  for all four series of the Registrant are incorporated by reference to Exhibits to Registrant's Post-Effective Amendment No. 29
  (Investment Company Act No. 27) to Registration Statement No. 2-59895 filed with the Securities and Exchange Commission on February 29, 1996.